EXHIBIT 4.0

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[CERTIFICATE NUMBER         [COMPANY LOGO APPEARS HERE]        [NUMBER OF SHARES
    APPEARS HERE]                                                  APPEARS HERE]


                              Avatar Systems, Inc.

THIS CERTIFICATE IS       INCORPORATED UNDER THE LAWS OF      CUSIP 05350J 10 3
 TRANSFERABLE IN               THE STATE OF TEXAS              SEE REVERSE FOR
    DALLAS, TX                                               CERTAIN DEFINITIONS



THIS CERTIFIES that





is the owner of


           FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,
                         PAR VALUE $.001 PER SHARE, OF
                              Avatar Systems, Inc.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless duly countersigned by the Transfer Agent and registered by the Registrar.
     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


DATED

CINDY SKELTON             [SEAL OF THE COMPANY             ROBERT C. SHREVE, JR.
Secretary                     APPEARS HERE]                            President

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_____________________________[Back of Certificate]______________________________
                              Avatar Systems, Inc.

     The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the corporation's Secretary at the principal office of the Corporation.

     KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED, THE CORPORATION WILL REQUIRE A BAND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common          UNIF GIFT MIN ACT-______CUSTODIAN_______
TEN ENT - as tenants by the entireties                          (Cust)   (Minor)
JT TEN  - as joint tenants with right           under Uniform Gifts to Minors
          of survivorship and not as            Act__________________________
          tenants in common                                 (State)
TOD     - transfer on death direction
          in event of
        - owner's death, to person      UNIF TRF MIN ACT-_______CUSTODIAN_______
          named on face subject to                              (Cust)   (Minor)
          STA TOD rules                        __________under Uniform Transfers
                                               to Minors Act____________________
                                                                  (State)

    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ______________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated ____________________________________

       NOTICE:                                  X_______________________________
       THE SIGNATURE(S) TO THIS ASSIGNMENT
       MUST CORRESPOND WITH THE NAME(S)
       AS WRITTEN UPON THE FACE OF THE
       CERTIFICATE IN EVERY PARTICULAR,         X_______________________________
       WITHOUT ALTERNATION OR ENLARGEMENT
       OR ANY CHANGE WHATEVER.
                                                THE    SIGNATURE(S)    MUST   BE
                                                GUARANTEED    BY   AN   ELIGIBLE
                                                GUARANTOR   INSTITUTION  (BANKS,
                                                STOCKBROKERS,  SAVINGS  AND LOAN
                                                ASSOCIATIONS  AND CREDIT  UNIONS
                                                WITH  MEMBERSHIP  IN AN APPROVED
                                                SIGNATURE   GUARANTEE  MEDALLION
                                                PROGRAM),   PURSUANT  TO  S.E.C.
                                                RULE 17Ad-15.
                                                --------------------------------
                                                SIGNATURE(S) GUARANTEED BY: